EXHIBIT 10.36


                                    AGREEMENT

                                  BY AND AMONG

                             SAVOY RESOURCES CORP.,

                        ALPHA CAPITAL AKTIENGESELLSCHAFT,

                        WHALEHAVEN CAPITAL FUND LIMITED,

                                 CMS CAPITAL AND

                               OSHER CAPITAL, INC.








                            DATED AS OF MAY 16, 2006






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                                    AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into as of May 3, 2006, by and among Savoy Resources Corp., a Colorado corporation ("Savoy Resources"), Alpha Capital Aktiengesellschaft, a Lichtenstein corporation ("Alpha Capital"), Whalehaven Capital Fund Limited ("Whalehaven Capital"), a Bermuda corporation, CMS Capital, a California corporation, and Osher Capital, Inc. ("Osher Capital"), a New York corporation. Alpha Capital, Whalehaven Capital, CMS Capital and Osher Capital are hereinafter, collectively, referred to as the "Investors."


                                    RECITALS

     A. WHEREAS, on March 29, 2005, Alpha Capital purchased 1,333,333 units, which units consist of 1,333,333 shares of common stock, $0.001 par value per share (the "Common Stock"), of Savoy Resources and a warrant exercisable to purchase 666,667 shares of Common Stock at an exercise price of $0.35 per share on or before March 28, 2008, for a purchase price of $200,000.

     B. WHEREAS, on August 5, 2005, the Investors purchased 5% secured convertible notes in the aggregate principal amount of $775,000 (collectively, the "Notes"), which mature on August 5, 2006, and are convertible into shares of Common Stock at a conversion price of $0.17 per share, and class D common stock purchase warrants exercisable to purchase a total of 4,558,824 shares of Common Stock at an exercise price of $0.28 per share on or before August 5, 2009 (collectively, the "Class D Warrants"), for a total purchase price of $775,000.

     C. WHEREAS, Savoy Resources failed to file a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission covering a total of 9,345,590 shares of Common Stock, representing 105% of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Class D Warrants, on or before September 19, 2005, and cause the Registration Statement to be declared effective on or before January 2, 2006, as required by
Section 11.1(iv) of the Subscription Agreement dated August 5, 2005, between Savoy Resources and the Investors relating to the purchase of the Notes and the Class D Warrants (the "Subscription Agreement"),.

     D. WHEREAS, Savoy Resources' failure to file the Registration Statement constitutes a "Non-Registration Event," as defined in Section 11.4 of the Subscription Agreement, as a result of which Savoy Resources has incurred and failed to pay "Liquidated Damages," as defined in Section 11.4 of the Subscription Agreement, equal to 2% of the principal amount of the Notes each thirty days subsequent to September 19, 2005.

     E. WHEREAS, the parties hereto desire, among other things, to change and amend the terms and conditions of their original agreements as provided in
Article I below and, in addition, Savoy Resources desires to set aside certain funds for the preparation of certain reports and a registration statement to be filed with the Securities and Exchange Commission (the "Commission") and to acquire a mineral property.


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     NOW, THEREFORE, in consideration of the above recitals, the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
                                    ARTICLE I

     1.1 Use of $50,000 on Deposit for Securities Filings. Savoy Resources agrees to use the sum of $50,000 it deposited in the attorney's trust account of Patricia Cudd, Esq. (the "Trust Account"), prior to the date of this Agreement to prepare the annual report on Form 10-KSB for the year ended December 31, 2005 (the "Annual Report"), the quarterly report on Form 10-QSB for the quarter ended March 31, 2006, the Registration Statement described in paragraph C above and any other reports required to be filed with the Commission. Not later than three business days after the date of this Agreement, Savoy Resources will cause to be delivered from the Trust Account, $5,000 to Grushko & Mittman, P.C. by wire transfer as partial reimbursement for Investors expenses in connection with this Agreement.

     1.2 Deposit of Additional $50,000 to Be Used for Securities Filings. Savoy Resources agrees to deposit, on or prior to the date three days following the date of the closing of the transaction described in that certain Agreement for Sale and Purchase of Shares in Heilongjiang Savoy Minerals Co. Limited dated March 2006 between Savoy Resources and Black Dragon Resources Ltd. (the "Black Dragon Agreement") or June 1, 2006, whichever is the first to occur, an additional sum of $50,000 in the Trust Account to be used for the purposes described in Section 1.1 above.

     1.3 File Date for Form 10-KSB. Savoy Resources agrees to file the Annual Report with the Commission not later than May 22, 2006.

     1.4 File Date for Form SB-2. Savoy Resources agrees to file the Registration Statement on Form SB-2 described in paragraph C above and Section
1.6 below with the Commission not later than June 30, 2006, and cause said Registration Statement to be declared effective not later than September 30, 2006. The parties hereto agree that the Subscription Agreement dated August 5, 2005, among Savoy Resources and the Investors is amended so that the Filing Date and Effective Date of the Registration Statement is as set forth in this Section 1.4.

     1.5 Payments to Investors. Savoy Resources agrees to pay, on or prior to the date three days following the date of the closing of the transaction described in the Black Dragon Agreement or June 7, 2006, whichever is the first to occur, the sum of $150,000 to the Investors, collectively, on a pro rata basis, as follows:

                 Name of Investor                               Amount
         --------------------------------                   ------------
         Alpha Capital Aktiengesellschaft                     $82,258.06
         Whalehaven Capital Fund Limited                       38,709.69
         CMS Capital                                           19,354.83
         Osher Capital, Inc.                                    9,677.42
                                                             -----------
         Total                                               $150,000.00

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The parties hereto agree that the funds to be paid to the Investors as provided above will be applied, on a pro rata basis, first, to reduce the amount of simple interest that has accrued through the date of this Agreement on the Notes held by the Investors and, then, to reduce the principal amount of the Notes, as follows:

             Name of Investor           Interest     Principal         Balance
---------------------------------      ----------   -----------      ----------


Alpha Capital Aktiengesellschaft       $15,823.25    $66,434.81      $358,565.19
Whalehaven Capital Fund Limited          7,446.24     31,263.45       168,736.55
CMS Capital    3,723.12                 15,631.71     84,368.29
Osher Capital, Inc.                      1,861.56      7,815.86        42,184.14
                                         --------      --------        ---------
Total                                  $28,854.17   $121,145.83      $653,854.17

     1.6 Forgiveness of Damages; No Default. The Investors agree to forgive the amount of "Liquidated Damages," as defined in Section 11.4 of the Subscription Agreement, which have accrued during the period of September 19, 2005, through the date of this Agreement for Savoy Resources' failure to timely file the Registration Statement pursuant to Section 11.1(iv) of the Subscription Agreement or for any other "Non-Registration Event," as defined in Section 11.4 of the Subscription Agreement, and the Investors agree that Savoy will no longer be in default on the Notes, or any of the other transactional documents, including the Subscription Agreement, the Security Agreement, the Guaranty Agreement and the Collateral Agent Agreement, in connection with the purchase of the Notes or the Class D Warrants, as of the date of this Agreement as a result of such Non-Registration Events.

     1.7 Extension of Notes Maturity Date. The Investors agree to extend the maturity date of the Notes through November 5, 2006. Savoy Resources agrees that the conversion price set forth in Section 2.1(b) of the Notes is reduced to $0.10, subject to adjustment as described therein.

     1.8 Issuance of Shares to Alpha Capital. Savoy Resources agrees to issue and deliver 1,333,333 newly-issued, restricted shares of Common Stock to Alpha Capital within twenty (20) days following the date of the execution of this Agreement. Savoy Resources agrees that the shares to be issued and delivered to Alpha Capital pursuant to this Section 1.8 shall be issued fully paid and nonassessable, shall be deemed Registrable Securities as defined in the Subscription Agreement and included in the Registration Statement described in paragraph C and Section 1.6 above.

     1.9 Issuance of Shares to Investors. Within twenty (20) days following the date of the execution of this Agreement, Savoy Resources agrees to issue and deliver a total of 2,000,000 newly-issued, restricted shares of Common Stock to the Investors, as follows:

                                                            Number
                       Name of Investor                   of Shares
         --------------------------------                 ----------
         Alpha Capital Aktiengesellschaft                  1,096,774
         Whalehaven Capital Fund Limited                     516,129
         CMS Capital                                         258,065
         Osher Capital, Inc.                                 129,032
                                                           ---------
         Total                                             2,000,000

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Savoy Resources agrees that the shares to be issued and delivered to the
Investors pursuant to this Section 1.9 shall be issued fully paid and nonassessable, shall be deemed Registrable Securities, and shall be included in the Registration Statement described in paragraph C and Section 1.6 above. Whalehaven Capital, CMS Capital and Osher Capital agree that the delivery requirement for the shares to be issued to them may be satisfied by delivery of the same to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, NY 10176.

     1.10 Acquisition of Mineral Property. Savoy Resources agrees to acquire a gold and/or oil property with an asset value, as distinguished from a net asset value, on Savoy Resources' balance sheet of not less than $1,000,000 on or before July 31, 2006.

     1.11 Letters of Resignation. Prior to the execution of this Agreement, Savoy Resources cause its current directors to sign and deliver letters of resignation, in the form of Exhibit A attached to and incorporated in this Agreement, to Patricia Cudd, Esq., to be held in escrow and to be effective only in the event of the failure of Savoy Resources to take any of the actions specified in Section 1.12 below.

     1.12 Failure to Act. Savoy Resources agrees that, if it fails to take any of the actions described in Sections 1.2 through 1.5 or Sections 1.8 through
1.10 above on or before the date specified (including repaying the Notes on or before November 5, 2006, to the extent they have not been converted), the Investors will have the right to appoint directors of their choice to replace the directors of Savoy Resources then serving and the directors of Savoy Resources serving on the date of any such failure will resign, and the Liquidated Damages for the period from September 19, 2005, through the date of this Agreement, which have been forgiven by the Investors as provided in Section
1.6 above, will be reinstated; And the Filing Date and Effective Date will be restored to September 19, 2005 and February 16, 2006, respectively. Notwithstanding the foregoing, the Investors agree that they shall have no right to replace the directors of Savoy Resources in the event that the Securities and Exchange Commission fails to declare the Registration Statement effective not later than September 30, 2006, as provided in Section 1.4 above, provided such Registration Statement had been timely filed and otherwise declared effective before November 15, 2006.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF SAVOY RESOURCES
                -------------------------------------------------

     The parties hereto agree that the representations and warranties of Subscribers and Savoy Resources contained in the Subscription Agreement dated August 5, 2005, among them shall remain in full force and effect as of the date of this Agreement, except as modified by the disclosures in the annual report on Form 10-KSB of Savoy Resources for the fiscal year ended December 31, 2005.


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                                   ARTICLE III

                                  MISCELLANEOUS
                                  -------------

     The parties hereto agree that all of the provisions contained in the Transaction Documents (as defined in the Subscription Agreement) shall remain in full force and effect, except as provided herein and shall be applicable to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


SAVOY RESOURCES CORP.                       ALPHA CAPITAL AKTIENGESELLSCHAFT



By: /s/ Arthur Johnson                      By: /s/ Konrad Ackerman
    --------------------------                  -------------------------
       Name:  Arthur Johnson                    Name:  Konrad Ackerman
       Title:    President                      Title:    President


CMS CAPITAL                                  WHALEHAVEN CAPITAL FUND LIMITED



By: /s/ Judah Zavdi                          By: /s/ Evan Schemenauer
    --------------------------------              -------------------------
       Name:  Judah Zavdi, President              Name:  Evan Schemenauer
      Title:    President                         Title:    CFO


OSHER CAPITAL, INC.



By: /s/ Y. Kluger
    --------------------------------
    Name:  Y. Kluger
    Title:     President



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